LRO # 62 Transfer	Receipted as WE1708026 on 2023 11 02 at 15:55
The applicant(s) hereby applies to the Land Registrar.	yyyy mm dd Page 1 of 3

Properties

PIN	17566 - 0052 LT Interest/Estate Fee Simple
Description	PT LT 28 CON 1 SALTFLEET BEING PTS 9,10 & 28 PL 62R15125; CITY OF HAMILTON
Address	490 NASH ROAD NORTH
HAMILTON

Consideration

Consideration                  $3,100,000.00

Transferor(s)

The transferor(s) hereby transfers the land to the transferee(s).

Name	SNAVE HOLDINGS LTD.
Address for Service	206 Lakeside Avenue
Burlington, ON L7N 1T5

A person or persons with authority to bind the corporation has/have consented to the registration of this document.

This document is not authorized under Power of Attorney by this party.

Transferee(s)	Capacity	Share
Name	SUSGLOBAL ENERGY CANADA CORP.
Address for Service	200 Davenport Road
Toronto, Ontario M5R 1J2

Statements

STATEMENT OF THE TRANSFEROR (S): The transferor(s) verifies that to the best of the transferor's knowledge and belief, this transfer does not contravene the Planning Act.

STATEMENT OF THE SOLICITOR FOR THE TRANSFEROR (S): I have explained the effect of the Planning Act to the transferor(s) and I have made inquiries of the transferor(s) to determine that this transfer does not contravene that Act and based on the information supplied by the transferor(s), to the best of my knowledge and belief, this transfer does not contravene that Act. I am an Ontario solicitor in good standing.

STATEMENT OF THE SOLICITOR FOR THE TRANSFEREE (S): I have investigated the title to this land and to abutting land where relevant and I am satisfied that the title records reveal no contravention as set out in the Planning Act, and to the best of my knowledge and belief this transfer does not contravene the Planning Act. I act independently of the solicitor for the transferor(s) and I am an Ontario solicitor in good standing.

Signed By

Paul Douglas Michael Mazza		69 Markland Street	acting for	Signed	2023 11 02
		Hamilton	Transferor(s)
L8P 2J8
Tel	905-777-1136
Fax	905-777-1140

I am the solicitor for the transferor(s) and I am not one and the same as the solicitor for the transferee(s).

I have the authority to sign and register the document on behalf of the Transferor(s).

Anthony Tyler D'Angelo		Bay Adelaide Centre 333 Bay	acting for	Signed	2023 11 02
		Street Suite 3400	Transferee(s)
Toronto
M5H 2S7
Tel	416-979-2211
Fax	416-979-1234

I am the solicitor for the transferee(s) and I am not one and the same as the solicitor for the transferor(s).

I have the authority to sign and register the document on behalf of the Transferee(s).

Submitted By

GOODMANS LLP		Bay Adelaide Centre 333 Bay Street	2023 11 02
Suite 3400
Toronto
M5H 2S7
Tel	416-979-2211
Fax	416-979-1234

LRO # 62 Transfer	Receipted as WE1708026 on 2023 11 02 at 15:55
The applicant(s) hereby applies to the Land Registrar.	yyyy mm dd Page 2 of 3

Fees/Taxes/Payment

Statutory Registration Fee	$69.00
Provincial Land Transfer Tax	$58,475.00
Total Paid	$58,544.00

File Number

Transferor Client File Number :	517737
Transferee Client File Number :	23.1069 [ATD/SM]

LAND TRANSFER TAX STATEMENTS

In the matter of the conveyance of:	17566 - 0052	PT LT 28 CON 1 SALTFLEET BEING PTS 9,10 & 28 PL 62R15125; CITY OF HAMILTON

BY:	SNAVE HOLDINGS LTD.
TO:	SUSGLOBAL ENERGY CANADA CORP.

1. MARC HAZOUT

I am

☐ (a) A person in trust for whom the land conveyed in the above-described conveyance is being conveyed;

☐ (b) A trustee named in the above-described conveyance to whom the land is being conveyed;

☐ (c) A transferee named in the above-described conveyance;

☐ (d) The authorized agent or solicitor acting in this transaction for _____ described in paragraph(s) (_) above.

☑ (e) The President, Vice-President, Manager, Secretary, Director, or Treasurer authorized to act for SUSGLOBAL ENERGY CANADA CORP. described in paragraph(s) (c) above.

☐ (f) A transferee described in paragraph (_) and am making these statements on my own behalf and on behalf of _____ who is my spouse described in paragraph (_) and as such, I have personal knowledge of the facts herein deposed to.

2. I have read and considered the definition of "single family residence" set out in subsection 1(1) of the Act. The land being conveyed herein:

does not contain a single family residence or contains more than two single family residences.

3. The total consideration for this transaction is allocated as follows:

(a) Monies paid or to be paid in cash	$1,100,000.00
(b) Mortgages (i) assumed (show principal and interest to be credited against purchase price)	$0.00
(ii) Given Back to Vendor	$2,000,000.00
(c) Property transferred in exchange (detail below)	$0.00
d) Fair market value of the land(s)	$0.00
(e) Liens, legacies, annuities and maintenance charges to which transfer is subject $0.00	$0.00
(f) Other valuable consideration subject to land transfer tax (detail below) $0.00	$0.00
(g) Value of land, building, fixtures and goodwill subject to land transfer tax (total of (a) to (f))	$3,100,000.00
(h) VALUE OF ALL CHATTELS -items of tangible personal property	$0.00
(i) Other considerations for transaction not included in (g) or (h) above	$0.00
(j) Total consideration	$3,100,000.00

6. Other remarks and explanations, if necessary.

1. The information prescribed for purposes of section 5.0.1 of the Land Transfer Tax Act is not required to be provided for this conveyance.

2. The transferee(s) has read and considered the definitions of "designated land", "foreign corporation", "foreign entity", "foreign national", "Greater Golden Horseshoe Region", "specified region", "spouse" and "taxable trustee" as set out in subsection 1(1) of the Land Transfer Tax Act and O. Reg 182/17. The transferee(s) declare that this conveyance is not subject to additional tax as set out in subsection 2(2.1) of the Act because:

3. (b) This is not a conveyance of "designated land".

4. The transferee(s) declare that they will keep at their place of residence in Ontario (or at their principal place of business in Ontario) such documents, records and accounts in such form and containing such information as will enable an accurate determination of the taxes payable under the Land Transfer Tax Act for a period of at least seven years.

5. The transferee(s) agree that they or the designated custodian will provide such documents, records and accounts in such form and containing such information as will enable an accurate determination of the taxes payable under the Land Transfer Tax Act, to the Ministry of Finance upon request.

PROPERTY Information Record
A. Nature of Instrument:	Transfer
	LRO 62 Registration No.	WE1708026			Date:	2023/11/02
B. Property(s):	PIN 17566 - 0052	Address 490 NASH ROAD			Assessment	-
		NORTH			Roll No
HAMILTON
C. Address for Service:	200 Davenport Road
Toronto, Ontario M5R 1J2

D. (i) Last Conveyance(s):	PIN	Registration No.	WE697915
(ii) Legal Description for Property Conveyed: Same as in last conveyance?			Yes ☑	No ☐	Not known ☐
E. Tax Statements Prepared By:	Anthony Tyler D'Angelo
Bay Adelaide Centre 333 Bay Street Suite 3400 Toronto M5H 2S7